UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

QRS CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-21958	68-0102251
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Marina Way South, Richmond, California	94804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (510) 215-5000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 12, 2004, QRS Corporation issued a press release announcing the results of QRS’ special meeting of stockholders held in connection with QRS’ proposed merger with Inovis International, Inc. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release issued by QRS Corporation on November 12, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRS CORPORATION

Date: November 12, 2004	By:	/s/ Elizabeth A. Fetter
	Name:	Elizabeth A. Fetter
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press Release issued by QRS Corporation on November 12, 2004.